Commitments, contingent assets and liabilities	12 Months Ended
Dec. 31, 2019
Commitments, contingent assets and liabilities
Commitments, contingent assets and liabilities

22. Commitments, contingent assets and liabilities

In connection with the enforcement of voxeljet’s intellectual property rights, the acquisition of third‑party intellectual property rights, or disputes related to the validity or alleged infringement of the Company’s or a third‑party’s intellectual property rights, including patent rights, voxeljet has been and may in the future be subject or party to claims, negotiations or complex, protracted litigation.

In March 2018, ExOne GmbH, a subsidiary of ExOne, notified voxeljet of its intent not to pay its annual license fees under an existing intellectual property-related agreement and asserted its rights to claim damages pursuant to an alleged material breach of the agreement. At this time, the Company cannot reasonably estimate a contingency, if any, related to this matter.